Exhibit 99.1

JOINT FILING AGREEMENT

This agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Act”) by and among the parties listed below, each referred to herein as a “Joint Filer.” The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

DATED: August 18, 2023

ARTISAN TOPCO LP
By:	STG VII, L.P., its General Partner
By:	STG VII GP, L.P., its General Partner
By:	STG VII UGP, LLC, its General Partner
By:	STG Partners, LLC, its Managing Member

By:	/s/ Stephen Henkenmeier
Name: Stephen Henkenmeier

ARTISAN PARENT, INC.

By:	/s/ Patrick Fouhy
Name:	Patrick Fouhy
Title:	Secretary

ARTISAN MIDCO, INC.

By:	/s/ Patrick Fouhy
Name:	Patrick Fouhy
Title:	Secretary

ARTISAN BIDCO, INC.

By:	/s/ Patrick Fouhy
Name:	Patrick Fouhy
Title:	Secretary

ARTISAN MERGER SUB, INC.

By:	/s/ Patrick Fouhy
Name:	Patrick Fouhy
Title:	Secretary

STG VII, L.P.
By:	STG VII GP, L.P., its General Partner
By:	STG VII UGP, LLC, its General Partner
By:	STG Partners, LLC, its Managing Member

By:	/s/ Stephen Henkenmeier
Name:	Stephen Henkenmeier
Title:	Authorized Person

STG VII-A, L.P.
By: STG VII GP, L.P., its General Partner
By: STG VII UGP, LLC, its General Partner
By: STG Partners, LLC, its Managing Member

By:	/s/ Stephen Henkenmeier
Name: Stephen Henkenmeier
Title: Authorized Person

STG VII EXECUTIVE FUND, L.P.
By: STG VII GP, L.P., its General Partner
By: STG VII UGP, LLC, its General Partner
By: STG Partners, LLC, its Managing Member

By:	/s/ Stephen Henkenmeier
Name: Stephen Henkenmeier
Title: Authorized Person

STG AV, L.P.
By: STG VII UGP, LLC, its General Partner
By: STG Partners, LLC, its Managing Member

By:	/s/ Stephen Henkenmeier
Name: Stephen Henkenmeier
Title: Authorized Person

STG VII GP, L.P.
By: STG VII UGP, LLC, its General Partner
By: STG Partners, LLC, its Managing Member

By:	/s/ Stephen Henkenmeier
Name: Stephen Henkenmeier
Title: Authorized Person

STG VII UGP, LLC
By: STG Partners, LLC, its Managing Member

By:	/s/ Stephen Henkenmeier
Name: Stephen Henkenmeier
Title: Authorized Person

STG PARTNERS, LLC

By:	/s/ Stephen Henkenmeier
Name: Stephen Henkenmeier
Title: Authorized Person